Exhibit 10.3

SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of October 30, 2015,

among

RICE ENERGY INC.,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Sole Bookrunner

SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”), dated as of October 30, 2015 (the “Sixth Amendment Effective Date”), is among RICE ENERGY INC., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of April 10, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement as set forth herein to be effective as of the Sixth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Sixth Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Additional Interim Redetermination Event” means (a) any Transfer of any Borrowing Base Property by the Borrower or a Restricted Subsidiary to any Person other than the Borrower or a Restricted Subsidiary, (b) any Liquidation of any commodity Swap Agreement by the Borrower or a Restricted Subsidiary or (c) the Borrower or any Restricted Subsidiary entering into any Secured Firm Transportation Reimbursement Agreement if, upon (and after giving effect to) any such event, the sum of (i) the Borrowing Base Value of all Borrowing Base Properties Transferred by the Borrower or a Restricted Subsidiary to any Person

other than the Borrower or a Restricted Subsidiary since the most recent redetermination of the Borrowing Base plus (ii) the Borrowing Base Value of all commodity Swap Agreements Liquidated since the most recent redetermination of the Borrowing Base plus (iii) the aggregate Firm Transportation Reimbursement Obligation Amounts in respect of all Secured Firm Transportation Reimbursement Agreements then outstanding exceeds 15% of the then effective Borrowing Base.

“Cash Distribution EBITDAX Cap” means, for any period, the lesser of (a) the amount of cash dividends or distributions actually received by the Borrower or any Consolidated Restricted Subsidiary from Rice Midstream Holdings (or any other Unrestricted Subsidiary that from time to time owns Equity Interests in Rice Midstream Holdings) during such period and (b) an amount equal to (i) the fraction, expressed as a percentage, of the Equity Interests in Rice Midstream Holdings that are directly or indirectly owned by the Borrower and the Consolidated Restricted Subsidiaries (calculated as of the last day of such period) multiplied by (ii) the “EBITDA” of Rice Midstream Holdings for such period as such term is defined in that certain Credit Agreement dated as of December 22, 2014, among Rice Midstream Holdings, each of the financial institutions party thereto as lenders, and Wells Fargo Bank, N.A., as administrative agent for such lenders, as from time to time in effect (and, if such Credit Agreement is terminated or otherwise ceases to define “EBITDA”, as last in effect prior to such termination or cessation).

“Deemed Tenor” means, with respect to any Secured Firm Transportation Reimbursement Agreement, the period commencing on the first day after the commodity sale agreement to which such Secured Firm Transportation Reimbursement Agreement relates expires (or will expire) or terminates by its terms and ending on the date that is “X” months thereafter, where “X” equals, as of any date of determination, the quotient, rounded up to the next whole number, obtained by dividing (a) the Firm Transportation Reimbursement Obligation Amount (to the extent such reimbursement obligation constitutes a Secured Firm Transportation Reimbursement Agreement) as of such date by (b) the Specified Monthly Transportation Price as of such date.

“Deemed Transportation Volumes” means, for each calendar month during the Deemed Tenor of any Secured Firm Transportation Reimbursement Agreement, the Specified Average Monthly Volume for the Specified Commodity Sale Contract associated with such Secured Firm Transportation Reimbursement Agreement.

“Firm Transportation Reimbursement Agreement” means any agreement evidencing any obligation of the Borrower or any Restricted Subsidiary to:

(a) reimburse a Person that is, on the date such contract is entered into, a Lender or an Affiliate of a Lender, in each case even if such Person subsequently ceases to be a Lender or an Affiliate of a Lender for any reason, for (i) the costs of procuring or providing credit support or other performance assurance (whether in the form of a guaranty, a letter of credit or otherwise) procured or provided by such Lender or Affiliate of a Lender to a transportation provider for transportation contracts or capacity to transport Hydrocarbons sold pursuant to a Specified Commodity Sale Contract, (ii) the expenses of such Lender or Affiliate of a Lender owed to the provider of the credit support or other performance assurance described in the preceding clause (i) or (iii) any losses incurred by the Lender or Affiliate of a Lender in connection with any exercise of remedies against such credit support or performance assurance described in the preceding clause (i); and/or

(b) provide replacement credit support or performance assurance to such transportation provider that is acceptable to such transportation provider upon the expiration of a term agreed upon with such Person, provided in either case that such agreement is executed directly in connection with a Specified Commodity Sale Contract (whether included in such Specified Commodity Sale Contract or a separate related agreement).

“Firm Transportation Reimbursement Obligation Amount” means as of any date of determination, with respect to any Firm Transportation Reimbursement Agreement, the maximum amount of the Borrower’s and the Restricted Subsidiaries’ payment obligations (contingent or otherwise) to any Lender or Affiliate of a Lender thereunder as of such date.

“LC Issuance Limit” means, with respect to each Issuing Bank, the amount set forth on Schedule 1.02 opposite such Issuing Bank’s name.

“Rice Midstream Holdings” means Rice Midstream Holdings LLC, a Delaware limited liability company.

“Secured Firm Transportation Reimbursement Agreement” means any Firm Transportation Reimbursement Agreement solely to the extent that (a) the applicable transportation provider requires the credit support or performance assurance to which such Firm Transportation Reimbursement Agreement relates to be provided by or on behalf of the Borrower or any Restricted Subsidiary and (b) the Firm Transportation Reimbursement Obligation Amount as of any date of determination does not exceed the Specified Monthly Transportation Price as of such date multiplied by 12 months, provided that, to the extent any such Firm Transportation Reimbursement Agreement obligates the Borrower or any Restricted Subsidiary to reimburse such Lender or Affiliate of a Lender for any credit support or performance assurance in excess of the amount referred to in the foregoing clause (b), the Borrower’s or such Restricted Subsidiary’s obligation to reimburse such Lender or Affiliate of a Lender for such credit support of performance assurance in excess of such amount shall be deemed not to be a Secured Firm Transportation Reimbursement Agreement (but the remainder of the agreement (i.e. the agreement to the extent the reimbursement obligation does not exceed the amount referred to in the foregoing clause (b)) may constitute a Secured Firm Transportation Reimbursement Agreement).

“Sixth Amendment” means that certain Sixth Amendment to Third Amended and Restated Credit Agreement dated as of October 30, 2015, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” means October 30, 2015.

“Specified Average Monthly Volume” means, with respect to any Specified Commodity Sale Contract, the average monthly volume of Hydrocarbons to be sold pursuant to such Specified Commodity Sale Contract during the last 12 months of the term of such Specified Commodity Sale Contract (or, if the term of any such Specified Commodity Sale Contract is shorter than 12 months, the average monthly volume of Hydrocarbons to be sold pursuant to such Specified Commodity Sale Contract during the term thereof).

“Specified Commodity Sale Contract” means any contract for the sale of Hydrocarbons for a price to be calculated at the time of delivery based on the market or index price for a location other than the delivery point (as defined in such sale contract) of the Hydrocarbons sold pursuant to such sale contract (together with any related asset management agreement for the release of transportation capacity between such locations), which sale transaction is intended to be settled by physical delivery of such Hydrocarbons by the Borrower or any Restricted Subsidiary to a Person that is, on the date such contract is entered into, a Lender or an Affiliate of a Lender, in each case even if such Person subsequently ceases to be a Lender or an Affiliate of a Lender for any reason.

“Specified Monthly Transportation Price” means, with respect to any Firm Transportation Reimbursement Agreement, the monthly price that the applicable transportation provider (i.e. the transportation provider to which the credit support or performance assurance giving rise to such Firm Transportation Reimbursement Agreement is provided) is contractually entitled to charge to transport the Specified Average Monthly Volume under the Specified Commodity Sale Contract associated with such Firm Transportation Reimbursement Agreement as of any date of determination.

2.2 Amended Definitions. The definitions of “EBITDAX”, “Issuing Bank”, “LC Commitment”, “Letter of Credit” “Loan Documents”, and “Secured Lender Physical Contract” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“EBITDAX” means, for any period, Consolidated Net Income for such period plus the following expenses or charges to the extent deducted in calculating such Consolidated Net Income: (a) the sum of (i) Consolidated Interest Expense, (ii) income taxes (however denominated), (iii) depreciation, (iv)

depletion, (v) amortization, (vi) exploration and abandonment expenses, (vii) transaction costs, expenses and charges with respect to the acquisition or disposition of Oil and Gas Properties, not to exceed $500,000 in the aggregate in any fiscal year, and (viii) all other noncash charges, minus (b) all noncash income added to Consolidated Net Income; provided that, the aggregate amount of EBITDAX for such period attributable to cash distributions received by the Borrower or any Consolidated Restricted Subsidiary from Rice Midstream Holdings (or any other Unrestricted Subsidiary that from time to time owns Equity Interests in Rice Midstream Holdings) shall not exceed the Cash Distribution EBITDAX Cap for such period.

“Issuing Bank” means each of Wells Fargo Bank, N.A., BMO Harris Financing, Inc., and Barclays Bank PLC, in each case, in its capacity as the issuer of Letters of Credit, and its successors in such capacity as provided in Section 2.08(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. In the event there is more than one Issuing Bank hereunder at any time, references herein and in the other Loan Documents to the “Issuing Bank” shall be deemed to refer to the Issuing Bank in respect of the applicable Letter of Credit, or to all Issuing Banks, as the context requires.

“LC Commitment” at any time means $250,000,000.

“Letter of Credit” means any standby letter of credit issued pursuant to this Agreement and any Existing Letter of Credit.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, the Fee Letters, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments.

“Secured Lender Physical Contract” means (a) any Specified Commodity Sale Contract and (b) any Secured Firm Transportation Reimbursement Agreement; provided that, notwithstanding anything to the contrary contained herein, (i) any additional confirmations or transactions entered into under any such contract after such Lender or an Affiliate of a Lender ceases to be a Lender or an Affiliate of a Lender shall be deemed not to be a “Secured Lender Physical Contract” and (ii) if each party to any such contract expressly provides in writing (whether in a master agreement, in a transaction confirmation, or otherwise) that such contract (or a specified portion of such contract or a specified transaction under such contract, including any Firm Transportation Reimbursement Agreement associated with a Specified Commodity Sale Contract) is not a Secured Lender Physical Contract as defined in this Agreement, then to the extent so provided, such contract (or a specified portion of such contract or a specified transaction under such contract) shall not constitute a Secured Lender Physical Contract for the purposes of this Agreement.

2.3 Amendment to the Definition of Debt. Subsection (b) of the definition of “Debt” contained in section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(b) obligations of such Person (whether contingent or otherwise) in respect of letters of credit for which such Person is the applicant;

2.4 Amendment to the Definition of LIBO Rate. The definition of “LIBO Rate” contained in section 1.02 of the Credit Agreement is hereby amended by inserting the following language immediately prior to the period at the end of the first sentence thereof:

; provided that if such rate that appears on such screen or page shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement

2.5 Amendment of Section 1.05 of the Credit Agreement. The second sentence of Section 1.05 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Notwithstanding anything herein to the contrary, for the purposes of calculating any of the ratios tested under Section 9.01, and the components of each of such ratios, subject to the proviso at the end of the definition of “EBITDAX” in Section 1.02 hereof, all Unrestricted Subsidiaries, and their subsidiaries (including their assets, liabilities, income, losses, cash flows, and the elements thereof) shall be excluded, except for any cash dividends or distributions actually paid by any Unrestricted Subsidiary or any of its subsidiaries to the Borrower or any Restricted Subsidiary, which shall be deemed to be income to the Borrower or such Restricted Subsidiary when actually received by it.

2.6 Amendment of Section 2.07(b) of the Credit Agreement. The last sentence of Section 2.07(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following two sentences:

In addition, (i) the Borrower may elect to cause, by notifying the Administrative Agent thereof, and the Administrative Agent shall cause, at the election and direction of the Required Lenders, by notifying the Borrower thereof, one time between Scheduled Redeterminations, the Borrowing Base to be redetermined between Scheduled Redeterminations, (ii) upon any Additional Interim Redetermination Event, the Administrative Agent shall, at the election and direction of the Majority Lenders, by notifying the Borrower thereof, cause the Borrowing Base to be redetermined between Scheduled Redeterminations, and (iii) the Borrower may elect, by notifying the Administrative Agent of any acquisition of Oil and Gas Properties by the Borrower or its Restricted Subsidiaries with a purchase price in the aggregate of at least the greater of (A) $12,500,000 and (B) ten percent (10%) of the then effective Borrowing Base, to cause the Borrowing Base to be redetermined between Scheduled Redeterminations. Each redetermination of the Borrowing Base pursuant to the immediately preceding sentence is referred to herein as an “Interim Redetermination” and shall be effectuated in accordance with this Section 2.07.

2.7 Amendment of Section 2.08(a) of the Credit Agreement. Section 2.08(a) of the Credit Agreement is hereby amended by adding the following sentence immediately after the first sentence contained in such Section 2.08(a):

The aggregate amount of the outstanding Letters of Credit issued by any Issuing Bank shall not exceed such Issuing Bank’s LC Issuance Limit and the aggregate amount of all outstanding Letters of Credit issued by all Issuing Banks shall not exceed the LC Commitment.

2.8 Amendment of Section 2.08(b) of the Credit Agreement. The paragraph immediately following Section 2.08(b)(vi) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Each notice shall constitute a representation and warranty by the Borrower that after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (A) the LC Exposure shall not exceed the LC Commitment, (B) the aggregate amount of outstanding Letters of Credit issued by the applicable Issuing Bank does not exceed the LC Issuance Limit of such Issuing Bank, and (C) the total Revolving Credit Exposures shall not exceed the total Commitments (i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base). No letter of credit issued by the Issuing Bank (if the Issuing Bank is not the Administrative Agent) shall be deemed to be a “Letter of Credit” issued under this Agreement unless the Issuing Bank has requested and received written confirmation from the Administrative Agent that the representations by Borrower contained in clauses (A) and (C) of the immediately preceding sentence are true and correct.

2.9 Amendment of Section 2.08(i) of the Credit Agreement. Section 2.08(i) of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section 2.08(i):

Schedule 1.02 shall be amended upon the written agreement of the Borrower, the Administrative Agent and any successor Issuing Bank to set forth such Issuing Bank’s LC Issuance Limit, and no successor Issuing Bank shall be an “Issuing Bank” hereunder until such amendment is effective.

2.10 Amendment of Section 8.01(e) of the Credit Agreement. Clause (e) of Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(e) Certificate of Financial Officer – Swap Agreements. Concurrently with any delivery of financial statements under Section 8.01(a) and Section 8.01(b) and any certificate under Section 8.01(n), a certificate of a Financial Officer, in form and substance satisfactory to the Administrative Agent, setting forth as of a recent date, a true and complete list of all Swap Agreements and Firm Transportation Reimbursement Agreements of the Borrower and each Restricted Subsidiary, the material terms thereof (including the type, term, effective date, termination date, the Firm Transportation Reimbursement Obligation Amounts associated therewith (in the case of each Firm Transportation Reimbursement Agreement) and notional amounts or volumes set forth for each month during the term of such Swap Agreement), the estimated net mark-to-market value therefor, any new credit support agreements relating thereto (other than Loan Documents) not listed on Schedule 7.20, any margin required or supplied under any credit support document, the counterparty to each such agreement and the aggregate Deemed Transportation Volumes associated with each Secured Firm Transportation Reimbursement Agreement.

2.11 Amendment of Section 9.18 of the Credit Agreement. Section 9.18 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 9.18 Swap Agreements.

(a) The Borrower will not, and will not permit any Restricted Subsidiary to, enter into or maintain any Swap Agreements with any Person other than:

(i) Swap Agreements with an Approved Counterparty constituting puts or floors with respect to crude oil, natural gas liquids and natural gas, with respect to which neither the Borrower nor any Restricted Subsidiary has any payment obligation other than fixed premiums or other fixed charges.

(ii) Any Swap Agreement entered into with an Approved Counterparty that is not for speculative purposes and (A) is with respect to crude oil, natural gas liquids and natural gas, or (B) that is a Secured Firm Transportation Reimbursement Agreement, provided that (x) no such Swap Agreement entered into under this clause (ii) has a tenor (determined as set forth in Section 9.18(g) below) of more than five years, (y) the aggregate Firm Transportation Reimbursement Obligation Amounts of all Swap Agreements that are Secured Firm Transportation Reimbursement Agreements shall not exceed 15% of the then effective Borrowing Base at any time, and (z) the notional volumes subject to such Swap Agreement entered into under this clause (ii) (excluding put or floor options described in subsection (a)(i)) do not cause the aggregate (I) notional volumes of all Swap Agreements then in effect and (II) Deemed Transportation Volumes in respect of all Secured Firm Transportation Reimbursement Agreements to exceed, as of any date, for each month during the forthcoming five-year period, the greater of:

(A) the percentage set out for such month in Column A of the following table times the reasonably anticipated projected production during such month from Proved Reserves of the Borrower and its Restricted Subsidiaries (based on the most recent Reserve Report delivered to the Administrative Agent); and

(B) The lesser of:

(1) the percentage set out for such month in Column B of the following table times the Projected Volume for such month (based on the most recently delivered report under Section 8.01(n)) and

(2) 140% of the monthly average production from the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries for the most recent period of three consecutive calendar months ending prior to such date of determination for which production reports have been delivered pursuant to Section 8.01(k) (as such production is set forth on such reports).

Months next succeeding the time as of which compliance is measured	Column A	Column B
Months 1 through 12	85%	75%
Months 13 through 24	85%	75%
Months 25 through 36	85%	75%
Months 37 through 48	85%	50%
Months 49 through 60	85%	50%

(iii) Swap Agreements with an Approved Counterparty with respect to interest rates, that:

(A) on a net basis (after aggregation with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect with respect to interest rates), effectively convert interest rates from fixed to floating during any month, provided that the net aggregate notional amount converted from fixed to floating for such month does not exceed 75% of the then outstanding principal amount of their consolidated Debt for borrowed money which matures during or after such month and which bears interest at a fixed rate; and

(B) on a net basis (after aggregation with all other Swap Agreements of the Borrower and its Restricted Subsidiaries then in effect with respect to interest rates), effectively convert interest rates from floating to fixed during any month, provided that the net aggregate notional amount converted from floating to fixed for such month does not exceed 75% of the then outstanding principal amount of their consolidated Debt for borrowed money which matures during or after such month and which bears interest at a floating rate.

(b) If, after the end of any calendar month, commencing with calendar month ending April 30, 2014, the Borrower determines that the aggregate (x) notional volume of all Swap Agreements in respect of commodities for such calendar month and (y) Deemed Transportation Volumes in respect of all Secured Firm Transportation Reimbursement Agreements exceeded 100% of actual production of Hydrocarbons in such calendar month, then the Borrower shall (i) promptly notify the Administrative Agent of such determination, and (ii) if requested by the Administrative Agent (or if otherwise necessary to ensure compliance with Section 9.18(a)(ii)), within 30 days after such request, terminate, create off-setting positions or otherwise unwind or monetize existing Swap Agreements such that, at such time, future volumes under commodity Swap Agreements and future Deemed Transportation Volumes will not exceed 100% of reasonably anticipated projected production for the then-current and any succeeding calendar months.

(c) The Borrower will not, and will not permit any Restricted Subsidiary to, Liquidate any Swap Agreement in respect of commodities without the prior written consent of the Required Lenders except to the extent such Liquidations are permitted pursuant to Section 9.11 or required under Section 9.18(b) (provided that any such Liquidation required under Section 9.18(b) shall be subject to any applicable terms and conditions of Section 9.11 other than clause (e)(iv)).

(d) In no event shall any Swap Agreement contain any requirement, agreement or covenant for the Borrower or any Restricted Subsidiary to post collateral or margin to secure their obligations under such Swap Agreements or to cover market exposure, other than any requirement, agreement or covenant to enter into or maintain the Security Instruments or to provide replacement credit support or performance assurance as contemplated in clause (b) of the definition of “Firm Transportation Reimbursement Agreement”.

(e) For purposes of entering into or maintaining Swap Agreement trades or transactions under clauses (a)(ii)(A) and (b) of this Section 9.18, forecasts of reasonably anticipated production from the Borrower’s and its Restricted Subsidiaries’ Proved Reserves as set forth on the most recent Reserve Report delivered pursuant to the terms of this Agreement shall be revised to account for any increase or decrease therein anticipated because of information obtained by the Borrower or any of its Restricted Subsidiaries subsequent to the publication of such Reserve Report including the Borrower’s or any of its Restricted Subsidiaries’ internal forecasts of production decline rates for existing wells and additions to or deletions from anticipated future production from new wells and completed acquisitions coming on stream or failing to come on stream.

(f) For all purposes of determining the aggregate volumes of Swap Agreements and Deemed Transportation Volumes under this Section 9.18 there shall be no double counting for transactions and agreements in respect of the same volumes that hedge different risks, including without limitation:

(i) for price swaps and basis swaps in respect of the same volumes, such as financial basis swaps between Marcellus and Henry Hub and financial price swaps of floating Henry Hub for a fixed price,

(ii) for financial price swaps and Specified Commodity Sale Contracts that functionally operate as basis swaps in respect of the same volumes,

(iii) for (A) Deemed Transportation Volumes in respect of associated Specified Commodity Sale Contracts that functionally operate as basis swaps and (B) price swaps in respect of the related physical volumes during the Deemed Tenor of the applicable Secured Firm Transportation Reimbursement Agreement,

(iv) for (A) Deemed Transportation Volumes in respect of associated Specified Commodity Sale Contracts that functionally operate as price swaps and (B) basis swaps in respect of the related physical volumes during the Deemed Tenor of the applicable Secured Firm Transportation Reimbursement Agreement, and

(v) for basis swaps that hedge different components of basis risk, such as a Specified Commodity Sale Contract that hedges basis risk between Marcellus and Texas Eastern’s East Louisiana zone and a financial basis hedge that hedges basis risk between Texas Eastern’s East Louisiana zone and Henry Hub.

(g) For the purposes of Section 9.18(a)(ii) above, the tenor of each Secured Firm Transportation Reimbursement Agreement, and the tenor of the Specified Commodity Sale Contract associated with such Secured Firm Transportation Reimbursement Agreement, shall be deemed to be the term of such Specified Commodity Sale Contract plus the Deemed Tenor of such Secured Firm Transportation Reimbursement Agreement.

2.12 Amendment of Section 12.04 of the Credit Agreement. Subsection (b)(i)(B) of Section 12.04 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(B) the Administrative Agent and each Issuing Bank; provided that no consent of the Administrative Agent or any Issuing Bank shall be required for an assignment to an assignee that is a Lender immediately prior to giving effect to such assignment.

2.13 New Schedule 1.02. A new Schedule 1.02 is hereby added to the Credit Agreement and Schedule 1.02 hereto shall be deemed to be attached as Schedule 1.02 to the Credit Agreement immediately before Schedule 7.04(c) to the Credit Agreement.

Section 3. Conditions Precedent. The effectiveness of this Sixth Amendment is subject to the following:

3.1 The Administrative Agent shall have received counterparts of this Sixth Amendment from the Loan Parties, the Majority Lenders and each Issuing Bank (after giving effect to this Sixth Amendment).

3.2 The increase in the Borrowing Base contemplated to occur on the Sixth Amendment Effective Date pursuant to a separate letter agreement among the Loan Parties, the Administrative Agent and the Lenders shall have become effective.

3.3 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date.

Section 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment, and this Sixth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (i) acknowledges the terms of this Sixth Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Pledge Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Loan Party of this Sixth Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Sixth Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Sixth Amendment, no Event of Default exists.

4.3 Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

4.4 No Oral Agreement. THIS WRITTEN SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

4.5 Governing Law. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE ENERGY INC., a Delaware corporation

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

GUARANTORS:	RICE DRILLING B LLC, a Pennsylvania limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE DRILLING C LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE DRILLING D LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE ENERGY APPALACHIA, LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BLUE TIGER OILFIELD SERVICES LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

ALPHA SHALE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

ALPHA SHALE RESOURCES, LP, a Delaware limited partnership

By: Alpha Shale Holdings, LLC, its general partner

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE MARKETING LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

RICE ENERGY MARKETING LLC, a Delaware limited liability company

By:	/s/ Grayson T. Lisenby
Name:	Grayson T. Lisenby
Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

WELLS FARGO BANK, N.A., as Administrative Agent, a Lender and as an Issuing Bank

By:	/s/ David C. Brooks
Name:	David C. Brooks
Title:	Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CITIBANK, N.A., as a Lender

By:	/s/ Saqeeb Ludhi
Name:	Saqeeb Ludhi
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

COMERICA BANK, as a Lender

By:	/s/ Chad Stephenson
Name:	Chad Stephenson
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

FIFTH THIRD BANK, as a Lender

By:	/s/ Larry Hayes
Name:	Larry Hayes
Title:	Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Denise He
Name:	Denise He
Title:	Assistant Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kristin N. Oswald
Name:	Kristin N. Oswald
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Senior Vice President

By:	/s/ John Moffitt
Name:	John Moffitt
Title:	Assistant Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

BNP PARIBAS, as a Lender

By:	/s/ Juan Carlos Sandoval
Name:	Juan Carlos Sandoval
Title:	Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

COMPASS BANK, as a Lender

By:	/s/ Les Werme
Name:	Les Werme
Title:	Director

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Elizabeth Schorman
Name:	Elizabeth Schorman
Title:	Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ William M. Reid
Name:	William M. Reid
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

CITIZENS BANK NA, as a Lender

By:	/s/ Scott Donaldson
Name:	Scott Donaldson
Title:	Senior Vice President

SIGNATURE PAGE TO SIXTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

RICE ENERGY INC.

SCHEDULE 1.02

LC ISSUANCE LIMIT

Issuing Bank	LC Issuance Limit
Wells Fargo Bank, N.A.	$125,000,000.00
BMO Harris Financing, Inc.	$62,500,000.00
Barclays Bank PLC	$62,500,000.00

SCHEDULE 1.02